Exhibit 99.1

ASSET TRANSFER AGREEMENT

THIS ASSET TRANSFER AGREEMENT(the “Agreement”) made and entered into this 10th day of June, 2016 (the “Execution Date”). ”).

BETWEEN:

Guuf LLC of 610 Victoria Lane, Wexford, Pennsylvania 15090 (the “Seller”)

and

AppSoft Technologies, Inc. of 1225 Franklin Avenue, Suite 325, Garden City, New York 11530 (the “Purchaser”).

Each of Seller and Purchaser may be referred to herein as a “Party” and together as the “Parties.”

BACKGROUND

A. The Seller is an eSports tournament platform for competitive gamers, operating under the name “Guuf.”

B. The Seller is the sole member of Guuf LLC and desires to sell certain assets to the Purchaser, subject to any exclusions set out in this Agreement and the Purchaser desires to buy the Assets.

IN CONSIDERATION of the provisions contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is consideration is acknowledged, the Parties agree as follows:

I. Definitions

1. The following definitions apply in the Agreement:

a. The Assets consist of the following:

i. Title to registered or unregistered trademarks and trade names, all of which are set forth on Schedule I(i) and to which such Schedule is appended all filings made in connection with any such registrations.

ii. Guuf’s Web Platform, Files, Source Code and Object Code, all of which are identified on Schedule I(ii) iii. Branding and Marketing Collateral, a list of which is set forth on Schedule I(iii).

iv. Guuf.com Domain Name.

v. Prototyped design files of Guuf’s mobile application for iOS

vi. Web Development of new Guuf features including Free Play Modes and Mobile Gaming Tournaments

vii. Strategic development of Guuf’s User Achievements List and Ranking and Leaderboard System calculations

viii. Sourcing of development for new Guuf features including Automated Score Reporting, Guuf’s API, Guuf’s mobile application for iOS, User Achievements, Ranking and Leaderboard Systems, and Live Streaming. and does not include any excluded Assets not stated herein.

The foregoing are herein referred to as the “Assets.”

2.          The following “Excluded Assets” are not being sold, assigned or transferred under this Agreement:

i. Cash items held by the Seller including, but not limited to, cash bank balances and term deposits.

ii. Securities held by the Seller including, but not limited to, shares, notes, bonds and debentures.

iii. Records in the possession of the Seller relating to the excluded assets and corporate and financial records which are not related to carrying on the activities of the Seller.

iv. Accounts receivable and all other monies owed to the Seller due to operation of the Seller.

II. Sale

1.          Subject to the terms and conditions of this Agreement, and in reliance and on the representations, warranties, and conditions set out in this Agreement, the Seller agrees to sell, assign and transfer the Assets to the Purchaser and the Purchaser agrees to purchase and accept the Assets from the Seller.

b. The closing (“Closing”) of the purchase and sale of the Assets shall occur at such time as the Parties mutually agree but in no event more the fourteen (14) business days after the date upon which this Agreement is executed by the Parties (the date upon which the Closing occurs may be referred to as the “Closing Date”). At the Closing, Seller will deliver the Assets to Purchaser in such ever form as the Purchaser reasonably requires to obtain possession thereof and Purchaser will deliver the Purchase Price, as hereafter defined, to Seller.

III. Purchase Price

1.         The Parties agree that the aggregate purchase price for the Assets is $60,000, payable as set forth in Section IV (“Purchase Price”). The Parties agree that the Purchase Price will be allocated among the Assets as follows subject to the required adjustments that are agreed upon by the Parties:

Asset	Price

Trademarks and trade names	$1,000.00

Web Platform, Files, and Code	56,000.00

Branding and Marketing Collateral	1,000.00

Guuf.com Domain Name	2,000.00

Total Purchase Price:	$60,000.00

2.         The Parties agree to co-operate in the filing of elections under the Internal Revenue Code and under any other applicable taxation legislation, in order to give the required or desired effect to the allocation of the Purchase Price.

3.         At Closing and upon the Purchaser paying the first installment of the Purchase Price to the Seller, the Seller will deliver the Assets to the Purchaser. The Seller will deliver to the Purchaser possession of the Assets, free and clear of any liens, charges, rights of third parties, or any other encumbrances, except those attached as a result of the Purchaser’s actions.

4.         At Closing and upon the Purchaser paying the first installment of the Purchase Price to the Seller, the Seller will provide the Purchaser with duly executed forms and documents evidencing the transfer of the Assets, where required including, but not limited to, bills of sale, assignments, assurances, and consents. The Seller will also co-operate with the Purchaser as needed in order to effect the required registration, recording, and filing with public authorities of the transfer of ownership of the Assets to the Purchaser.

5.         After the Closing, Seller shall from time to time, at the request of Purchaser and without further cost or expense to Purchaser, execute and deliver such other instruments of conveyance and transfer and take such other actions as Purchaser may reasonably request, in order to more effectively consummate the transactions contemplated hereby and to vest in Purchaser good and marketable title to the Assets.

IV. Payment

1.         A deposit of (i) $15,000.00 US Dollars and (ii) 80,000 shares of Purchaser’s common stock, par value $0.001 per share (“Shares”), valued at $0.50 per share (the “Deposit”), will be payable to the Seller on or before June 15, 2016. The remaining $5,000.00 US Dollars (the “Balance Amount”) will be made payable to the Seller on or before August 1st, 2016.

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2.         At the Closing, Purchaser will enter into a Consulting Agreement with Nathan Cavanaugh in a form to be agreed upon by the Parties, pursuant to which, among other things, Purchaser will compensate Mr. Cavanaugh for the services described therein at an hourly rate of $150.00 US Dollars for all future design, development, consulting, and strategic work completed for the Purchaser.

3.         Seller will receive a 5% royalty of the first calendar year’s profits generated by the Assets being sold to the Purchaser followed by a royalty equal to 4% of year two profits and 3% of year three profits.

4.         The Purchaser is responsible for paying all applicable taxes, including federal sales tax, State sales tax, duties, and any other taxes or charges payable that are necessary to give effect to the transfer of the Assets from the Seller to the Purchaser.

V. Deposit and Failure to Close

1.         If the transaction set out in this Agreement does not close due to the Seller’s failure to satisfy its obligations, warrants, or representations as set out in this Agreement, not including any conditions precedent, then the Deposit will be return to the Purchaser. All Assets transferred to the Purchaser shall be returned to the Seller.

2.         If the transaction set out in this Agreement does not close due to the Purchaser’s failure to satisfy its obligations, warrants, or representations as set out in this Agreement, not including any conditions precedent, then the Deposit will be retained by the Seller.

VI. Seller’s Representations and Warranties

1. The Seller represents and warrants to the Purchaser that:

a. The Seller has full legal authority to enter into and exercise its obligations under this Agreement.

b. The Seller is duly incorporated or continued, validly existing, and in good standing under the laws of the State of Delaware and has all requisite authority to carry on business as currently conducted.

c. The Seller, Guuf LLC, has all necessary corporate power, authority, and capacity to enter into this Agreement and to carry out its obligations. The member of the Seller has unanimously authorized the Company’s execution, delivery and performance of this Agreement and the consummation of the sale, assignment and transfer of the Assets.

d. The Seller is the absolute beneficial owner of the Assets, with good and marketable title, free and clear of any liens, charges, encumbrances or rights of others. The Seller is exclusively entitled to possess and dispose of the Assets. At Closing, Seller will have and will transfer to Purchaser good and marketable title to all of the Assets, free and clear of any liens, charges, encumbrances or rights of others.

e. The Seller is domiciled in the United States of America for the purposes of the Internal Revenue Code.

f. The Assets, while owned by the Seller, have been maintained at all times in accordance with standard industry practice. The Seller further warrants that all tangible assets are in good working order.

g. This Agreement has been duly executed and delivered by the Seller and constitutes a legal and binding obligation of the Seller.

h. The Assets being sold, assigned and transferred to Purchaser hereby constitute all of the assets, properties and rights required for the Purchaser to conduct and operate the business of the Seller as it is presently conducted.

i. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (a) violate any laws to which Seller is subject or any provision of the certificate of formation, operating agreement or any other organizational document of Seller or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract to which Seller is party.

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j. Seller is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company, including a copy of Purchaser’s registration statement on Form S-1 dated February 1, 2016 (SEC Registration No. 333-206764) to reach an informed and knowledgeable decision to accept the Shares as partial consideration for sale of the Assets hereunder.

k. Seller is acquiring the Shares for investment for the undersigned’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable provision of state law.

l. The undersigned understands that the Shares have not been registered under the Securities Act.

m. The undersigned will not sell, assign, pledge, give, transfer, encumber, hypothecate or otherwise dispose of the Shares (collectively, a “Transfer”) except as provided herein. Any Transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

n. Seller understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the undersigned represents that the undersigned is familiar with Rule 144 as promulgated under the Securities Act and as presently in effect, and understands the resale limitations imposed thereby and by other applicable provisions of the Securities Act. The undersigned understands that the Company is under no obligation to register any of the Shares.

o. Seller acknowledges that the stock certificate evidencing the Shares, shall bear the following legend (as well as any legends required by applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

p. The Seller warrants to the Purchaser that each of the representations and warranties made by it are accurate and not misleading at the Closing Date.

VII. Purchaser’s Representations and Warranties

1. The Purchaser represents and warrants to the Seller that:

a. The Purchaser has full legal authority to enter into and exercise its obligations under this Agreement.

b. The corporate Purchaser has all necessary power, authority, and capacity to enter into this Agreement and to carry out its obligations under this Agreement. The execution and delivery of this Agreement, and this transaction has been duly authorized by all necessary corporate action on the part of the corporate Purchaser.

c. The Purchaser has necessary funds available to pay the full Purchase Price and any expenses accumulated by the Purchaser in connection with this Agreement.

d. The Purchaser is domiciled in the United States of America for the purposes of the Internal Revenue Code.

e. The Purchaser has no knowledge that any representation or warranty given by the Seller in this Agreement is inaccurate or false.

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f. The Purchaser warrants to the Seller that each of the representations and warranties made by it are accurate and not misleading at the Closing Date. The Purchaser acknowledges that the Seller is entering into this Agreement in reliance on each warranty representations.

VIII. Conditions Precedent to be Performed by the Purchaser

1.         The obligation of the Seller to complete the sale of the Assets under this Agreement is subject to the satisfaction of the following conditions precedent by the Purchaser, on or before the Closing Date, each of which is acknowledged to be for the exclusive benefit of the Seller and may be waived by the Seller entirely or in part:

a. All of the representations and warranties made by the Purchaser in this Agreement will be true and accurate in all material respects on the Closing Date.

b. The Purchaser will obtain or complete all forms, documents, consents, approvals, registrations, declarations, orders, and, authorizations from any person or any governmental or public body, required of the Purchaser in connection with the execution of this Agreement.

IX. Conditions Precedent to be Performed by the Seller

1.         The obligation of the Purchaser to complete the purchase of the Assets under this Agreement is subject to the satisfaction of the following conditions precedent by the Seller, on or before the Closing Date, each of which is acknowledges to be for the exclusive benefit of the Purchaser and may be waived by the Purchaser entirely or in part:

a. All of the representations and warranties made by the Purchaser in this Agreement will be true and accurate in all material respects on the Closing Date.

b. The Seller will obtain and complete any and all forms, documents, consents, approvals, registrations, declarations, orders, and authorizations from any person or governmental or public body that are required of the Seller for the proper execution of this Agreement and transfer of the Assets to the Purchaser.

c. No damage or alteration of the Assets that would adversely affect their value will occur between the date this Agreement is signed and the Closing Date.

d. The Seller will execute and deliver bills of the sale for the Assets in the favor of the Purchaser.

f. The Seller will provide the Purchaser with complete information concerning the operation of the Seller, in order to put the Purchaser in a position to carry on in the place of the Seller.

X. Conditions Precedent Not Satisfied

1.         If either Party fails to satisfy any condition precedent as set out in this Agreement on or before the Closing Date and the opposite Party does not waive that condition precedent, then this Agreement will be null or void and any deposits will be returned to the Purchaser and there will be no further liability between the Parties.

XI. Notices

1.         Any notices or deliveries required in the performance of this Agreement will be deemed completed when hand-delivered, delivered by agent, or seven days after being placed in the post, postage prepaid, to the Parties at the addresses contained in this Agreement or as the Parties may later designate in writing.

XII. Expenses and Costs

1.         The Parties agree to pay all their own costs and expenses in connection with this Agreement.

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XIII. Confidentiality

1.         The Seller and the Purchaser will hold confidential all information (the “Confidential Information”) pertaining to this Agreement including, but not limited to, the terms of this Agreement, the Purchase Price, the Parties to this Agreement, the subject matter of this Agreement as well as any written or oral information obtained about the respective Parties that is not currently in the public domain. Confidential Information will not include the following:

a. Information generally known in the respective industries of the Purchase and the Seller.

b. Information that enters the public domain through no fault of the Purchaser or the Seller.

c. Information that is independently created by the Purchaser or the Seller respectively without direct or indirect use of the information obtained during the course of negotiations in this Agreement.

d. Information that is rightfully obtained by the Purchaser or the Seller from the third party who has the right to transfer or disclose the information.

2.         The confidentiality restrictions in this Agreement will continue to apply after the Closing Date of this Agreement without any limit in time.

XIV. Mediation and Arbitration

1.         In the event a dispute arises in connection with this Agreement, the Parties will attempt to resolve the dispute through friendly consultation.

2.         If the dispute is not resolved within a reasonable period, then any or all outstanding issues may be submitted to mediation in accordance with any statutory rules of mediation. If mediation is not successful, any outstanding issues will be submitted to final and binding arbitration in accordance with the laws of the State of New York.

XV. Severability

1.         The Parties acknowledge that this Agreement is reasonable, valid, and enforceable; however, if any part of this Agreement is held by a court of competent jurisdiction to be invalid, it is the intent of the Parties that such provision to be reduced in scope only to the extent deemed necessary to render the provision reasonable and enforceable and the remainder of the provisions of this Agreement will in no way be affected or invalidated as a result.

2.         When any provision in this Agreement is found to be unenforceable, the Purchaser and the Seller will then make reasonable efforts to replace the invalid or unenforceable provision with valid and enforceable substitute provision, the effect of which is as close as possible to the intended effect of the original invalid or unenforceable provision.

XVI. Governing Law

1.         This Agreement will be governed by and construed in accordance with the laws of the State of New York.

XVII. Jurisdiction

1.         The courts of the State of New York are to have jurisdiction to settle any dispute arising in connection with this Agreement.

XVIII. General Provisions

1.         This Agreement contains all terms and conditions agreed to by the Parties. Statements or representations which may have been made by any Party to this Agreement in the negotiation stages of this Agreement may in some way be inconsistent with the final written Agreement. All such statements are declared to be f no value to either Party. Only the written terms of this Agreement will bind the Parties.

2.         This Agreement may only be amended or modified by a written instrument executed by all Parties.

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3.         A waiver by one Party of any right benefit provided in this Agreement does not infer or permit a further waiver of that right or benefit, nor does it infer or permit a river or any other rights or benefit provided in this Agreement.

4.         This Agreement will not be assigned either in whole or in part by any Party without the written consent of the other Party.

5.         This Agreement will pass to the benefit of and be binding upon the Parties’ respective heirs, executors, administrators, successors, and permitted assigns.

6.         All of the rights, remedies, and benefits provided in this Agreement will be cumulative and will not be exclusive of any other such rights, remedies, and benefits allowed by law or equity.

7.         Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine gender include the feminine gender and vice versa. Words in the neutral gender include the masculine gender and the feminine gender and vice versa.

IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand and seal on the date first above written

Guuf LLC (Seller)		AppSoft Technologies, Inc. (Purchaser)

/s/ Nathan Cavanaugh		/s/ Brian Kupchik

Nathan Cavanaugh, Sole Member and Manager		Brian Kupchik, CEO

Address:	1000 N West St #1200	Address:	1225 Franklin Avenue, Suite 325
	Wilmington, DE 19801		Garden City, NY 11530
Email:	nate@guuf.com	email:	bkupchik@appsofttechnologies.com

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